OPPENHEIMER MAIN STREET SMALL CAP FUND®

Supplement dated January 1, 2006 to the

Prospectus dated October 28, 2005

This Prospectus is revised as follows:

1.	Effective January 1, 2006, the first paragraph of the section titled “Advisory Fees.” on page 14 is deleted and replaced with the following:

Advisory Fees. Under the Investment Advisory Agreement, the Fund pays the Manager an advisory fee at an annual rate that declines on additional assets as the Fund grows: 0.75% of the first $200 million of average annual net assets of the Fund, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, 0.60% of the next $4.2 billion and 0.58% of average annual net assets in excess of $5 billion. The Fund’s management fee for the period ended June 30, 2005 was 0.63% of average annual net assets for each class of shares.

January 1, 2006                                                                                                                                                                                                                   PS0847.025

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